UBS Investment Bank

Fixed Bid Stratification

Available; AF30 69MM (LTV gt 85); (FNMA eq ‘N’)

Pool Summary	COUNT	UPB	%
Non-Conforming	97	$40,641,720.45	100.00%
Total:	97	$40,641,720.45	100.00%
Adjusted Balance: $40,641,720.45
Data as of Date: 2004-02-01
AVG UPB: $418,986.81
GROSS WAC: 7.2852%
NET WAC: 6.874%
% SF/PUD: 80.92%
% FULL/ALT: 6.15%
% CASHOUT: 3.57%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 91.64%
% FICO > 679: 76.38%
% NO FICO: 0.00%
WA FICO: 702
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 1.90%
CALIFORNIA %: 12.15%
Latest Maturity Date: 20340201
Loans with Prepay Penalties: 1.90%

Product Type	COUNT	UPB	%
30 YR FXD	97	$40,641,720.45	100.00%
Total:	97	$40,641,720.45	100.00%

Original Balance	COUNT	UPB	%
$300,000.01 - $350,000.00	19	$6,421,689.14	15.80%
$350,000.01 - $400,000.00	41	15,368,712.37	37.82
$400,000.01 - $450,000.00	9	3,914,004.82	9.63
$450,000.01 - $500,000.00	11	5,350,079.78	13.16
$500,000.01 - $550,000.00	6	3,141,809.81	7.73
$550,000.01 - $600,000.00	8	4,578,012.66	11.26
$600,000.01 - $650,000.00	3	1,867,411.87	4.59
Total:	97	$40,641,720.45	100.00%
Minimum: $329,650.00
Maximum: $635,000.00
Average: $419,492.93

Unpaid Balance	COUNT	UPB	%
$300,000.01 - $350,000.00	20	$6,771,104.56	16.66%
$350,000.01 - $400,000.00	40	15,019,296.95	36.96
$400,000.01 - $450,000.00	9	3,914,004.82	9.63
$450,000.01 - $500,000.00	11	5,350,079.78	13.16
$500,000.01 - $550,000.00	6	3,141,809.81	7.73
$550,000.01 - $600,000.00	8	4,578,012.66	11.26
$600,000.01 - $650,000.00	3	1,867,411.87	4.59
Total:	97	$40,641,720.45	100.00%
Minimum: $329,650.00
Maximum: $634,411.87
Average: $418,986.81

Gross Rate	COUNT	UPB	%
5.501% - 5.750%	1	$372,976.58	0.92%
5.751% - 6.000%	1	340,280.60	0.84
6.001% - 6.250%	7	2,810,006.75	6.91
6.251% - 6.500%	16	6,401,408.83	15.75
6.501% - 6.750%	17	6,639,452.35	16.34
6.751% - 7.000%	7	2,827,388.36	6.96
7.001% - 7.250%	3	1,112,941.08	2.74
7.251% - 7.500%	13	5,946,919.91	14.63
7.501% - 7.750%	4	1,834,135.55	4.51
7.751% - 8.000%	7	3,267,928.92	8.04
8.001% - 8.250%	7	2,707,571.37	6.66
8.251% - 8.500%	9	4,012,659.85	9.87
8.501% - 8.750%	2	760,000.00	1.87
8.751% - 9.000%	1	603,000.00	1.48
9.001% - 9.250%	2	1,005,050.30	2.47
Total:	97	$40,641,720.45	100.00%
Minimum: 5.625%
Maximum: 9.125%
Weighted Average: 7.285%

Net Rate	COUNT	UPB	%
5.001% - 5.250%	1	$376,993.94	0.93%
5.251% - 5.500%	1	372,976.58	0.92
5.501% - 5.750%	1	340,280.60	0.84
5.751% - 6.000%	7	2,810,006.75	6.91
6.001% - 6.250%	16	6,401,408.83	15.75
6.251% - 6.500%	17	6,611,873.83	16.27
6.501% - 6.750%	7	2,827,388.36	6.96
6.751% - 7.000%	4	1,445,441.08	3.56
7.001% - 7.250%	15	6,685,154.49	16.45
7.251% - 7.500%	8	3,412,535.55	8.40
7.501% - 7.750%	13	6,146,328.92	15.12
7.751% - 8.000%	4	1,603,281.22	3.94
8.001% - 8.250%	3	1,608,050.30	3.96
Total:	97	$40,641,720.45	100.00%
Minimum: 5.170%
Maximum: 8.145%
Weighted Average: 6.874%

Original Term to Maturity	COUNT	UPB	%
360 - 360	97	$40,641,720.45	100.00%
Total:	97	$40,641,720.45	100.00%
Minimum: 360
Maximum: 360
Weighted Average: 360

Remaining Term to Stated Maturity	COUNT	UPB	%
301 - 359	86	$36,299,495.45	89.32%
360 - 360	11	4,342,225.00	10.68
Total:	97	$40,641,720.45	100.00%
Minimum: 353
Maximum: 360
Weighted Average: 358

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

UBS Investment Bank

Fixed Bid Stratification

Available; AF30 69MM (LTV gt 85); (FNMA eq ‘N’)

Seasoning	COUNT	UPB	%
<= 0	11	$4,342,225.00	10.68%
1 - 1	56	24,683,501.43	60.73
2 - 2	10	4,048,603.57	9.96
3 - 3	8	3,197,412.77	7.87
4 - 4	4	1,616,577.79	3.98
5 - 5	4	1,409,987.76	3.47
6 - 6	2	675,596.01	1.66
7 - 12	2	667,816.12	1.64
Total:	97	$40,641,720.45	100.00%
Minimum: 0
Maximum: 7
Weighted Average: 2

FICO Scores	COUNT	UPB	%
590 - 599	1	$376,993.94	0.93%
620 - 629	1	382,500.00	0.94
630 - 639	1	340,280.60	0.84
640 - 649	4	1,906,983.07	4.69
650 - 659	4	1,677,075.86	4.13
660 - 669	6	2,489,340.35	6.13
670 - 679	5	2,427,647.41	5.97
680 - 689	19	7,688,659.98	18.92
690 - 699	12	4,637,532.31	11.41
700 - 709	9	3,846,729.56	9.46
710 - 719	3	1,363,279.35	3.35
720 - 729	7	3,050,231.20	7.51
730 - 739	6	2,172,456.13	5.35
740 - 749	3	1,537,227.62	3.78
750 - 759	5	1,884,413.97	4.64
760 - 769	7	3,092,857.34	7.61
770 - 779	3	1,267,511.76	3.12
780 - 789	1	500,000.00	1.23
Total:	97	$40,641,720.45	100.00%
Minimum: 592
Maximum: 783
Weighted Average: 702

Loan To Value Ratio	COUNT	UPB	%
85.001% - 90.000%	58	$25,036,619.81	61.60%
90.001% - 95.000%	38	15,258,246.07	37.54
95.001% - 100.000%	1	346,854.57	0.85
Total:	97	$40,641,720.45	100.00%
Minimum: 85.53%
Maximum: 100.00%
Weighted Average: 91.64%

Combined Loan To Value Ratio	COUNT	UPB	%
85.001% - 90.000%	57	$24,402,207.94	60.04%
90.001% - 95.000%	38	15,258,246.07	37.54
95.001% - 100.000%	2	981,266.44	2.41
Total:	97	$40,641,720.45	100.00%
Minimum: 85.53%
Maximum: 100.00%
Weighted Average: 91.79%

DTI	COUNT	UPB	%
<= 0.000%	58	$24,472,768.24	60.22%
16.001% - 21.000%	1	361,127.97	0.89
21.001% - 26.000%	2	746,281.48	1.84
26.001% - 31.000%	4	1,572,539.92	3.87
31.001% - 36.000%	8	3,462,145.90	8.52
36.001% - 41.000%	10	4,546,984.35	11.19
41.001% - 46.000%	9	3,370,910.50	8.29
46.001% - 51.000%	4	1,768,681.49	4.35
51.001% - 56.000%	1	340,280.60	0.84
Total:	97	$40,641,720.45	100.00%
Minimum: 0.000%
Maximum: 52.813%
Weighted Average: 37.749%

Geographic Concentration	COUNT	UPB	%
New York	31	$13,673,042.40	33.64%
Virginia	14	5,280,973.54	12.99
California	13	4,936,355.85	12.15
New Jersey	8	3,415,458.23	8.40
Florida	6	2,985,711.62	7.35
Massachusetts	4	1,634,858.36	4.02
Nevada	3	1,209,809.30	2.98
Arizona	2	1,132,022.45	2.79
Maryland	3	1,056,923.93	2.60
Texas	2	761,860.43	1.87
Colorado	2	712,434.40	1.75
District Of Columbia	1	603,000.00	1.48
New Hampshire	1	536,330.64	1.32
Utah	1	455,616.90	1.12
Washington	1	398,509.85	0.98
Michigan	1	396,000.00	0.97
Pennsylvania	1	382,500.00	0.94
Connecticut	1	361,127.97	0.89
Arkansas	1	358,184.58	0.88
Oregon	1	351,000.00	0.86
Total:	97	$40,641,720.45	100.00%

North-South CA	COUNT	UPB	%
States Not CA	84	$35,705,364.60	87.85%
South CA	10	3,903,484.11	9.60
North CA	3	1,032,871.74	2.54
Total:	97	$40,641,720.45	100.00%

Zip Code Concentration	COUNT	UPB	%
11358	2	$954,845.23	2.35%
07605	2	926,315.46	2.28
11580	2	868,449.12	2.14
11372	2	836,486.86	2.06
22042	2	759,650.00	1.87
Other	87	36,295,973.78	89.31
Total:	97	$40,641,720.45	100.00%

Loan Purpose	COUNT	UPB	%
Purchase	89	$37,494,077.21	92.26%
Rate & Term Refi	4	1,697,315.84	4.18
Cash Out Refi	4	1,450,327.40	3.57
Total:	97	$40,641,720.45	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

UBS Investment Bank

Fixed Bid Stratification

Available; AF30 69MM (LTV gt 85); (FNMA eq ‘N’)

Document Type	COUNT	UPB	%
No Income No Asset	65	$27,306,389.55	67.19%
Reduced	9	3,304,153.73	8.13
Full	6	2,501,176.20	6.15
No Income Verified	4	1,971,855.38	4.85
Stated Value	5	1,866,486.61	4.59
No Doc	3	1,285,294.06	3.16
Stated Income Full Asset	3	1,223,710.97	3.01
No Ratio	2	1,182,653.95	2.91
Total:	97	$40,641,720.45	100.00%

Property Type	COUNT	UPB	%
Single Family	65	$26,110,517.27	64.25%
Two Family	9	4,638,470.04	11.41
Pud	9	3,293,029.89	8.10
Pud Detached	7	3,034,705.93	7.47
Three Family	3	1,731,236.20	4.26
Low Rise Condo (2-4 floors)	1	630,000.00	1.55
Single Family Attached	1	449,593.19	1.11
Mid Rise Condo (4-8 floors)	1	377,173.99	0.93
High Rise Condo (gt 8 floors)	1	376,993.94	0.93
Total:	97	$40,641,720.45	100.00%

Occupancy	COUNT	UPB	%
Owner Occupied	94	$39,535,813.25	97.28%
Investor Occupied	2	754,907.20	1.86
Second Home	1	351,000.00	0.86
Total:	97	$40,641,720.45	100.00%

Prepayment Penalty (Months)	COUNT	UPB	%
0.000	95	$39,869,994.80	98.10%
12.000	2	771,725.65	1.90
Total:	97	$40,641,720.45	100.00%
wa Term: 0.228

Balloon Flag	COUNT	UPB	%
Not a Balloon Loan	97	$40,641,720.45	100.00%
Total:	97	$40,641,720.45	100.00%

Silent 2nd	COUNT	UPB	%
N	96	$40,007,308.58	98.44%
Y	1	634,411.87	1.56
Total:	97	$40,641,720.45	100.00%

Lien Position	COUNT	UPB	%
1	97	$40,641,720.45	100.00%
Total:	97	$40,641,720.45	100.00%

Mortgage Ins.	COUNT	UPB	%
Assumed PMI Coverage	1	$439,986.59	1.08%
CommonWealth (CMAC)	6	2,167,760.25	5.33
GEMICO	4	1,697,091.05	4.18
Lender Paid MI	21	8,992,769.51	22.13
MGIC	6	2,240,911.03	5.51
PMI Mortgage Insurance	15	6,760,456.38	16.63
Radian Guaranty	25	10,788,096.06	26.54
Republic Mortgage Insurance	5	2,139,548.11	5.26
Triad Guaranty Insurance Co.	4	1,513,125.00	3.72
United Guaranty	10	3,901,976.47	9.60
Total:	97	$40,641,720.45	100.00%
% LTV > 80 NO MI: 0.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.